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                                                                    EXHIBIT 10.7

                                                                           FINAL
                    TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
                          2004 COMMON STOCK OPTION PLAN

                                    ARTICLE I
                                 Purpose of Plan

                  The 2004 Common Stock Option Plan (the "Plan") of TOWN SPORTS INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Company"), adopted by the board of directors of the Company on February 4, 2004, for executive and other key employees of the Company and its Subsidiaries, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act (as defined below) and, unless and until the Common Stock is publicly traded, the issuance of the options and the Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by such Rule 701.

                                   ARTICLE II
                                   Definitions

                  For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

                  "Board" shall mean the board of directors of the Company.

                  "Business Day-" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York.

                  "Cause" means any of the following with respect to the
Participant: (i) a material breach of the Participant's covenants under this Agreement or any other agreement with the Company or its Subsidiaries (including, without limitation, the Option Agreement, the Stockholders Agreement and the Registration Rights Agreement) not cured within 15 days after delivery of written notice of such breach by the Company; (ii) the commission by the Participant of a felony, a crime involving moral turpitude or other act causing material harm to the standing and reputation of the Company or any of its Subsidiaries; (iii) the Participant's repeated and deliberate failure to comply with the lawful and reasonable written directives of the Board; or (iv) theft or embezzlement of a material amount of money or property of the Company or any of its Subsidiaries, perpetration of fraud, or participation in a fraud, on the Company or any of its Subsidiaries.

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                  "Certificate of Incorporation" means the Company's Certificate of Incorporation as in effect as of the date of adoption hereof, as the same may be amended, restated or modified from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Committee" shall mean the compensation committee of the Board which may be designated by the Board to administer the Plan or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board.

                  "Common Stock" means the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common"), and the Company's Class B Common Stock, par value $0.001 per share (the "Class B Common"), or if such outstanding Common Stock is hereafter changed into or exchanged for different securities of the Company, such other securities.

                  "Disability" means the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of the Participant to carry out his duties and obligations to the Company or to participate actively in the management of the Company or a Subsidiary of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive)during any twelve-month period, as determined by the Board in good faith.

                  "Executive Stock Agreement" has the meaning set forth in
Section 6.2 hereof.

                  "Fair Market Value" means, as of any date of determination,
(i) for each share of Common Stock, the average of the closing per share prices of the sales of the Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked per share prices quoted in the NASDAQ National Market System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ National Market System, the average of the highest bid and lowest asked per share prices on such day in the domestic over-the-counter market as reported by the NASDAQ National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive trading days prior to such day. If at any time the Common Stock is not so listed on any securities exchange or quoted in the NASDAQ National Market System or the domestic over-the-counter market, the Fair Market Value will be the fair value of the Common Stock as determined in good faith by the Board and set forth in a written notice to the Participant; provided, that if the Participant objects to such determination in writing within 10 days of receipt of such determination from the Board, the Fair Market Value shall be determined by an independent investment banking firm mutually selected by the Board and the Participant; and the costs of such investment banking firm shall be borne by

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the party whose determination is farthest from the determination of such investment banking firm.

                  "Option Agreement" has the meaning set forth in Section 6.2 hereof.

                  "Option Shares" means, collectively, (i) all shares of Class A Common issued or issuable upon the exercise of an Option, and (ii) any shares of the Company's capital stock issued with respect to the shares of Common Stock set forth in clause (i) by way of merger, consolidation, reclassification, stock split, reverse stock split, stock dividend or other recapitalization. Option Shares shall continue to be Option Shares in the hands of any holder other than the Participant to whom the related Options were granted (including, without limitation, any Permitted Transferee of such Participant), except for the Company, any Person specified in the related Option Agreement or any transferee in an underwritten public offering registered under the Securities Act. Except as otherwise provided herein, each other holder of Option Shares will succeed to the rights and obligations attributable to the Participant as a holder of Option Shares hereunder.

                  "Options" shall have the meaning set forth in Article IV hereof.

                  "Participant" shall mean any executive or other key employee of the Company who has been selected to participate in the Plan by the Committee or the Board.

                  "Permitted Transferee" means, as to any Person, the "Permitted Transferees" (as defined in the Stockholders Agreement) of such Person.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 4, 2004 by and among the Company and certain stockholders of the Company, from time to time party thereto, as the same may be amended, restated or modified from time to time.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Stockholders Agreement" means the Stockholders Agreement dated as of February 4, 2004 by and among the Company and certain stockholders of the Company from time to time party thereto, as the same may be amended, restated or modified from time to time.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company association or other business entity of which (i) if a corporation or a limited liability company, a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership

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interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                                   ARTICLE III
                                 Administration

                  The Plan shall be administered by the Committee; provided, that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine,
(iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV
                         Limitation on Aggregate Shares

                  The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate 162,759 shares; provided, that (i) the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.9 below, and (ii) to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The 162,759 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V
                                     Awards

         Section 5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

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         Section 5.2 Form of Option. Options granted under this Plan may be
"nonqualified" stock options or "incentive stock options" within the meaning of
Section 422 of the Code or any successor provision as specified by the Committee; provided, than no incentive stock option may be granted to any Person who owns more than 10% of the combined voting power of all classes of capital stock of the Company (a "Ten Percent Holder") except subject to the limitations set forth in Sections 5.3, 5.4, and 5.7 below and such other statutory requirements as the Committee determines may be applicable.

         Section 5.3 Exercise Price. The Option exercise price per share of Common Stock (the "Exercise Price") shall be fixed by the Committee.

         Section 5.4 Exercisability; Vesting. Options shall be exercisable (i) at such time or times as the Committee shall determine at or subsequent to grant, and (ii) only to the extent such Options shall have vested; provided, that any Option intended to be an incentive stock option shall be treated as such only to the extent that the aggregate Fair Market Value of the Common Stock (determined as of the date of the Option grant) with respect to which incentive stock options (but not non-qualified options) are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) does not exceed $100,000. Unless otherwise specified in the Option Agreement or as determined by the Committee, Options will vest on the ninth anniversary of the date of such grant. Any Options which shall have so vested are referred to as "Vested Options", and any Options which have not vested are referred to as the "Unvested Options". In addition, Options shall vest on an accelerated or decelerated basis as the Committee shall determine as specified in any Option Agreement.

         Section 5.5 Exercise Procedure. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by a statement of the Participant that the Participant has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to the participant regarding the Company together with payment in full of an amount (the "Option Price")equal to the product of (i) the applicable Exercise Price for the applicable Options multiplied by (ii) the number of Option Shares to be acquired. Payment of the Exercise Price may be made (i) in cash (including certified check, bank draft or money order or the equivalent thereof acceptable to the Company), (ii) if approved by the Committee prior to exercise (in the case of an incentive stock option, if approved by the Committee in the grant), by delivery of a full recourse promissory note of the Participant bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise, (iii) by the delivery of shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.6 below, or (iv) in a combination of the foregoing. Unless otherwise specified in the Option grant or as determined by the Committee, no Option may be exercised for a fraction of a share of Common Stock.

         Section 5.6 Exchange of Previously Acquired Stock. The Committee, in its discretion and subject to such conditions as the Committee may determine, may permit the Exercise Price for the shares being acquired to be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to the Exercise Price for the shares being acquired. In the case of incentive stock

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options, the Committee shall specify in the Option grant whether the option holder may satisfy the Exercise Price with respect to shares of Common Stock purchased upon exercise of such Option by delivering to the Company shares of previously acquired Common Stock.

         Section 5.7 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten (10) years from the date of grant. Notwithstanding the foregoing, any Option granted to any Ten Percent Holder shall expire no later than five (5) years from the date on which such Option was granted. In addition, each Option shall be subject to early termination in accordance with Section 6.6 below.

                                   ARTICLE VI
                               General Provisions

         Section 6.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, and subject to such other terms and conditions as the Committee shall decide in each case when the Options are granted.

         Section 6.2 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement") which shall be signed by the Participant and by the Chairman, the President or the Chief Financial Officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement. In addition, each Participant shall also be required, to the extent not already a party thereto, to execute a joinder to the Stockholders Agreement and the Registration Rights Agreement, and an executive stock agreement (an "Executive Stock Agreement"), which shall collectively provide, among other things, (i) the right of the Company and such other Persons as the Committee shall designate ("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant's termination of employment, (ii) rights of first refusal granted to the Company and Designees, (iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable.

         Section 6.3 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is reasonably required as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration,

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qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. To the extent specified in any Option Agreement, if the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than fifteen (15) days written notice to the holders thereof.

         Section 6.4 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only: (i)by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution (provided that each beneficiary shall execute and deliver such instruments, documents, agreements or undertakings as the Company shall request); and (ii)to the extent that the deceased Participant was entitled thereto at the date of such Participant's death, unless otherwise provided by the Committee in such Participant's Option Agreement.

         Section 6.5 Expiration of Options.

                  (a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the "Expiration Date"), as determined by the Committee pursuant to Section 5.7 above.

                  (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee in the applicable Option Agreement pursuant to which Options are granted to any Participant, any portion of a Participant's Option that was not vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date, and any portion of a Participant's Option that was vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited 90 days after such date.

         Section 6.6 Withholding Tax Requirements. It shall be a condition of the exercise of any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be reasonably determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of Option Shares having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less

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than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of Option Shares otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. In addition, if the Committee approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of Option Shares having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of Option Shares to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all Option Shares delivered to or withheld by the Company pursuant to this Section 6.6 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this
Section 6.6 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

         Section 6.7 Notification of Inquiries and Agreements. Each Participant and each permitted transferee shall notify the Company in writing within ten
(10) days after the date such Participant or permitted transferee (i) first obtains knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question relating in any manner to the value of Options granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement)to include in gross income with respect to any Option granted under this Plan (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to such Participant by the Company, or (B) if no such Form was received, any amount; and (iii) exercises, sells, disposes of, or otherwise transfers an Option acquired pursuant to this Plan. Upon request, a Participant or permitted transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion)requires in order to calculate and substantiate any change in the Company's tax liability as a result of such event.

         Section 6.8 Adjustments. Except as otherwise provided in any Option Agreement, in the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may or may not, in its discretion, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the Exercise Prices specified therein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other

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securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

         Section 6.9 Employment. Nothing contained in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment (including, but not limited to, the termination by the Company without Cause) any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

         Section 6.10 No Rights as Stockholder. No Participant by reason of holding any Option shall have rights as a stockholder with respect to shares of Common Stock subject to Options prior to the date of exercise of such Options and payment in full of the Exercise Price.

         Section 6.11 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of any Participant under outstanding Options without the consent of such Participant unless Participants holding a majority of the aggregate number of Options (based upon the number of Option Shares to be obtained upon exercise) granted by the Company pursuant to this Plan consent to such amendment in writing and such amendment affects all holders similarly. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

         Section 6.12 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided, that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant unless Participants holding a majority of the aggregate number of Options (based upon the number of Option Shares to be obtained upon exercise) granted by the Company pursuant to this Plan consent to such amendment in writing and such amendment affects all holders similarly. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

         Section 6.13 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them

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in satisfaction of a judgment in any such action, suit or proceeding; provided, that (i) any such Board member shall be entitled to the indemnification rights set forth in this Section 6.13 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and (ii) upon the institution of any such action, suit or proceeding a Board member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

                                    * * * * *

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